UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005

                          ONE LIBERTY PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                       0-11083                  13-3147497
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York                    07004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (516) 466-3100
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2005, Jeffrey Fishman tendered his resignation from One Liberty Properties, Inc. (the "Corporation"), as the Corporation's President and Chief Executive Officer and as a member of its Board of Directors. Mr. Fishman's resignation followed the discovery by the Corporation of what appears to be inappropriate financial dealings by Mr. Fishman with a former tenant of a property owned by a joint venture in which the Corporation is a venture partner. Effective July 21, 2005, the Board of Directors accepted Mr. Fishman's resignation and appointed Fredric H. Gould, the Chairman of the Board of the Corporation, as President and Chief Executive Officer of the Corporation. Fredric H. Gould receives an annual chairman's fee of $50,000 from the Corporation. Mr. Gould has not entered into an employment agreement with the Corporation and will not receive additional compensation from the Corporation for his services as the Corporation's President and Chief Executive Officer.

Fredric H. Gould, age 69, has been the Chairman of the Board of the Corporation since June 1989 and was Chief Executive Officer of the Corporation from December 1999 to December 2001. In addition, Mr. Gould is the Chairman of Georgetown Partners, Inc., the managing general partner of Gould Investors L.P., the Chairman of the Board of BRT Realty Trust, and President and sole shareholder of REIT Management Corp., the advisor to BRT Realty Trust. Further, Mr. Gould is a Director of EastGroup Properties, Inc., a real estate investment trust engaged in the acquisition, ownership and development of industrial properties.

Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould. Jeffrey
A. Gould, a Director and Senior Vice President of the Corporation, is President and Chief Executive Officer of BRT Realty Trust and a Senior Vice President of the managing general partner of Gould Investors L.P. Matthew J. Gould, a Director and Senior Vice President of the Corporation, is a Senior Vice President of BRT Realty Trust and President of the managing general partner of Gould Investors L.P. In addition, Simeon Brinberg, David W. Kalish, Mark H. Lundy and Israel Rosenzweig, each of whom is an executive officer of the Corporation, are also executive officers of BRT Realty Trust and of the managing general partner of Gould Investors L.P. Gould Investors L.P. owns approximately 8.3% of the outstanding shares of common stock of the Corporation.

The Corporation and certain related entities, including Gould Investors L.P. and BRT Realty Trust, occupy common office space and use certain services and personnel in common. In 2004, the Corporation paid Gould Investors L.P. $980,000 under a shared services agreement for general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services.

Majestic Property Management Corp., an entity which is 100% owned by Fredric H. Gould and for which certain of the Corporation's executive officers are officers, acts as managing agent, mortgage broker, leasing broker and construction supervisor for the Corporation, related entities (including Gould Investors L.P. and BRT Realty Trust) and unrelated entities. In 2004, the Corporation paid an aggregate of $206,000 to Majestic Property Management Corp. consisting of mortgage brokerage fees of $122,000 relating to mortgages in the principal amount of $14,000,000 related to three of the Corporation's properties, construction supervisory fees of $26,000 for supervision of improvements to properties the Corporation owns, and management fees of $58,000 relating to two properties that the Corporation owns. In 2004, the Corporation paid a sales commission of $47,000 to Majestic Property Affiliates, Inc., which is wholly-owned by Fredric H. Gould and engaged in real estate brokerage activities, relating to the sale of one property for a consideration of $1,340,000.

Fees paid to Majestic Property Management Corp. and Majestic Property Affiliates, Inc. are approved by the Corporation's Board of Directors, including a majority of the independent directors, and are based on the fees which would be charged by unaffiliated persons for comparable services in the geographic area in which the properties for which the fees paid were located.

A management fee equal to 1% of the rent paid to the Corporation's movie theater joint ventures by its tenants is paid to Majestic Property Management Corp. under management agreements negotiated by Majestic Property Management Corp. with the Corporation's joint ventures and joint venture partners. The total management fee for 2004 was $107,000.

Mr. Gould does not allocate any of his compensation from any of the affiliated entities under the shared services agreement to the Corporation. In 2004, Mr. Gould received compensation of $63,000 from Majestic Property Management Corp. and $76,000 from Majestic Property Affiliates, Inc. Jeffrey A. Gould, Matthew J. Gould, Israel Rosenzweig, Simeon Brinberg, David W. Kalish and Mark H. Lundy, officers of the Corporation, received compensation from Majestic Property Management Corp. in 2004 of $247,000, $104,000, $234,000, $32,000, $24,000, and
$19,000, respectively. Jeffrey A. Gould, Matthew J. Gould, Israel Rosenzweig, Simeon Brinberg, David W. Kalish and Mark H. Lundy received compensation from Majestic Property Affiliates, Inc. in 2004 of $122,000, $59,000, $127,000, $11,000, $0, and $12,000, respectively. The officers of the Corporation listed above, also received compensation from other service oriented companies owned by Fredric H. Gould.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 Financial Statements and Exhibits

(c)   Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                              Description
-----------      ---------------------------------------------------------------
17.1             Resignation Letter of Jeffrey Fishman, dated July 20, 2005
99.1             Press Release of the Corporation, dated July 21, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ONE LIBERTY PROPERTIES, INC.


Date: July 26, 2005                      By: /s/ Mark H. Lundy
                                             -----------------
                                             Mark H. Lundy
                                             Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.                              Description
-----------      ---------------------------------------------------------------
17.1             Resignation Letter of Jeffrey Fishman, dated July 20, 2005
99.1             Press Release of the Corporation, dated July 21, 2005